                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                ---------------

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 23, 1995
                                                          -------------

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                        ICF KAISER INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


       Delaware                  File No. 1-12248            54-1437073
  (State or other                (Commission File          (IRS Employer
  jurisdiction of                     Number)             Identification No.)
   incorporation)


                               9300 Lee Highway
                         Fairfax, Virginia 22031-1207
         (Address of principal executive offices, including zip code)



                                 703-934-3600
             (Registrant's telephone number, including area code)
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Item 8.   Change in Fiscal Year
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       At its June 23, 1995, meeting, the Board of Directors of ICF Kaiser
International, Inc. (the "Company") voted to change the Company's fiscal year. The Company's fiscal year end had been February 28. Following the change, the fiscal year end will be December 31.

       The fiscal year change is effective immediately. The current fiscal year will be a ten-month period ending December 31, 1995. The Company will report its audited financial results for the 10-month period in its Annual Report on Form 10-K which will be filed no later than March 29, 1996.






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                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ICF KAISER INTERNATIONAL, INC.
                                               (Registrant)



                                          /s/ Kenneth L. Campbell
                                         --------------------------
                                              Kenneth L. Campbell
                                              Senior Vice President
                                                and Treasurer

Date: July 7, 1995

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